                                 EXHIBIT 10.1

                              AMENDED AND RESTATED
                              --------------------
                         SHAREHOLDERS' VOTING AGREEMENT
                         ------------------------------


     THIS AMENDED AND RESTATED SHAREHOLDERS' VOTING AGREEMENT (the "Agreement") is made and entered into as of the 1st day of September, 1995, by and between Joseph S. McCall, a Georgia resident (hereinafter referred to as "McCall" or the "Trustee"); and those holders of the common stock of SQL Financials International, Inc. (the "Corporation") as shown on the signature page hereto (the "Shareholder" or "Shareholders"), and amends and restates the Shareholders' Voting Agreement among the Shareholders dated December 4, 1991, as amended.


                             W I T N E S S E T H :


     WHEREAS, the Corporation is a Delaware corporation; and

     WHEREAS, as of the date hereof the Shareholders own all of the outstanding common stock of the Corporation (the "Common Stock" which term shall be deemed to include all shares of Common Stock hereafter issued to the Shareholders by the Corporation during the term hereof); and

     WHEREAS, the Shareholders have entered into a Shareholders' Voting Agreement as of December 4, 1991, in order to provide for restrictions on the voting of the Shareholders' Common Stock and desire to amend such agreement and deem it to be in the best interest of the Shareholders and the Corporation to have the Common Stock voted during the term of this Agreement by the Trustee.

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties do hereby agree as follows:

     1.  TERM OF AGREEMENT.  This Agreement shall terminate on the earlier of
         -----------------
(i) ten (10) years from the date first above written and (ii) the closing of the Corporation's initial public offering pursuant to a registration statement filed with the Securities and Exchange Commission.

     2.  VOTING OF SHARES.  For the term of this Agreement, the Shareholders
         ----------------
hereby irrevocably appoint McCall as their attorney-in-fact and the Trustee to vote all of the shares of Common Stock owned by each of them at all meetings of the Shareholders of the Corporation, and at any other time or occasion (including Shareholder votes by consent) in which a vote of the Common Stock of the Corporation is necessary, convenient, or appropriate (hereinafter "Shareholder Meetings").

     3.  AUTHORITY OF TRUSTEE.  The Shareholders hereby agree that during the
         --------------------
term of this Agreement the Trustee shall have their irrevocable proxy and the full power and authority to act for the Shareholders at any Shareholder Meetings, or other occasion or occasions, in voting upon any business of the Corporation, and in the transaction of any business necessary or incidental to the carrying on of any corporate activities, including matters affecting shareholder rights, privileges and powers.

     4.  ENDORSEMENT OF STOCK CERTIFICATES.  All certificates representing
         ---------------------------------
shares of Common Stock subject to this Agreement shall bear the conspicuous legend in substantially the following form:

               The shares represented by this Certificate are subject to restrictions on voting contained in that certain Shareholders' Voting Agreement dated December 4, 1991, as amended (the "Agree ment"), among the Shareholders (as defined therein) and may not be voted except in accordance therewith. Copies of the Agreement are on file at the offices of the Corporation and may be obtained without charge upon written request to the President of the Corporation.

          5.   NOTICE PROVISION.  All notices, waivers and other acts and
               ----------------
communications under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, delivered by overnight courier service, or mailed by first class mail, postage prepaid, and addressed as follows:

               If to a Shareholder:

                    To the address shown on the books and records of the Corporation

               If to Joseph S. McCall:

                    Joseph S. McCall
                    c/o SQL Financials International, Inc.
                    Two Ravinia Drive
                    Suite 1000
                    Atlanta, Georgia  30346

Except as otherwise provided in this Agreement, notice shall be deemed given on the date of hand delivery, delivery to an overnight courier service, or mailing.

          6.  MISCELLANEOUS PROVISIONS.
              ------------------------

          (a) This instrument contains the entire agreement among the parties and supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein, and no modification shall be binding upon a party affected unless set forth in writing and duly executed by the party affected.

          (b) Each of the Shareholders represents and warrants that he is the sole owner of the number of shares of Common Stock set forth opposite his name on Exhibit "A" hereto, evidenced by the certificate number or numbers shown immediately after such number of shares (which Exhibit "A" shall be replaced by the Trustee upon receipt of written notification of any change in ownership of the Common Stock), that all of such shares are free and clear of all liens, claims, charges, security interests or encumbrances of any kind, except for the restrictions set forth in the Corporation's Shareholders' Agreement, and that he has the right and lawful authority to enter into this Agreement. In addition, each of the Shareholders covenants and agrees that he shall not sell, transfer, pledge, assign, hypothecate or in any way encumber any shares of Common Stock owned by him, except as permitted by the Shareholders' Agreement, and that any additional shares issued to such Shareholders shall be subject to this Agreement.

          (c) All of the covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of their respective heirs, guardians, personal and legal representatives, successors and assigns.

          (d) This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

          (e) In the event that one or more of the provisions of this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          (f) The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (g) Unless the context otherwise requires, whenever used in this Agreement, the singular shall include the plural, the plural shall include the singular, and the masculine gender shall include the neuter and feminine gender, and vice versa.

          (h) This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall together constitute one document.

          IN WITNESS WHEREOF, the parties have hereunto set their hands and seals and acknowledged this Agreement as of the date first above written.

                                    SHAREHOLDERS:



/s/ Scott J. Brady                              /s/ Kathleen Kochis Williamson
------------------------                        --------------------------------
SCOTT J. BRADY                                  KATHLEEN KOCHIS WILLIAMSON


/s/ David M. Funderburke                        /s/ Joseph S. McCall
------------------------                        --------------------------------
DAVID M. FUNDERBURKE                            JOSEPH S. McCALL


/s/ Jon K. Hauck                                /s/ John G. McKimmey
------------------------                        --------------------------------
JON K. HAUCK                                    JOHN G. McKIMMEY


/s/ Robert C. Holler                           /s/ Robert M. McKimmey
------------------------                       ---------------------------------
ROBERT C. HOLLER                               ROBERT M. McKIMMEY


/s/ Donald L. House                            /s/ Paul Constantine Sioros, Jr.
------------------------                       ---------------------------------
DONALD L. HOUSE                                PAUL CONSTANTINE SIOROS, JR.


/s/ Stephen P. Jeffery                         /s/ Arthur G. Walsh, Jr.
------------------------                       ---------------------------------
STEPHEN P. JEFFERY                             ARTHUR G. WALSH, JR.


                                               TECHNOLOGY VENTURES, L.L.C.


                                               BY: /s/ Joseph S. McCall
                                               ---------------------------------
                                               JOSEPH S. McCALL, Manager

                                                         As of September 1, 1995


                                  EXHIBIT "A"
                                  -----------



          Name                                      Number of Shares
          ----                                      ----------------

          Scott J. Brady                                 10,167
          David M. Funderburke                           24,400
          Jon K. Hauck                                    1,200
          Robert C. Holler                                1,200
          Donald L. House                                50,833
          Stephen P. Jeffery                              1,200
          Kathleen Kochis Williamson                     24,400
          Joseph S. McCall                              216,000
          John G. McKimmey                              107,767
          Robert M. McKimmey                            107,767
          Paul Constantine Sioros, Jr.                   24,400
          Arthur G. Walsh, Jr.                           40,666
          Technology Ventures, L.L.C.                   300,000